                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Theodore L. Weise, Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1999, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of July, 1999.



                                                        /s/DAVID J. BRONCZEK
                                                        --------------------
                                                        David J. Bronczek


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Claudia Lack Hite, a Notary Public in and for said County, in the aforesaid State, do hereby certify that David J. Bronczek, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                        /s/CLAUDIA LACK HITE
                                                        --------------------
                                                        Notary Public

My Commission Expires:

  November 21, 2000
---------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Theodore L. Weise, Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1999, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of July, 1999.



                                                        /s/T. MICHAEL GLENN
                                                        -------------------
                                                        T. Michael Glenn


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Edna M. Kennon, a Notary Public in and for said County, in the aforesaid State, do hereby certify that T. Michael Glenn, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                        /s/EDNA M. KENNON
                                                        -----------------
                                                        Notary Public

My Commission Expires:

       9-14-99
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Theodore L. Weise, Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1999, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 1999.



                                                        /s/ALAN B. GRAF, JR.
                                                        --------------------
                                                        Alan B. Graf, Jr.


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                        /s/MARY T. BRITT
                                                        ----------------
                                                        Notary Public

My Commission Expires:

    April 14, 2001
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Theodore L. Weise, Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1999, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of July, 1999.


                                                        /s/DENNIS H. JONES
                                                        ------------------
                                                        Dennis H. Jones


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Edna M. Kennon, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Dennis H. Jones, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                        /s/EDNA M. KENNON
                                                        -----------------
                                                        Notary Public

My Commission Expires:

       9-14-99
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Theodore L. Weise, Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1999, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July, 1999.



                                                       /s/KENNETH R. MASTERSON
                                                       -----------------------
                                                       Kenneth R. Masterson


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Kenneth R. Masterson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

                                                        /s/MARY T. BRITT
                                                        ----------------
                                                        Notary Public

My Commission Expires:

    April 14, 2001
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Theodore L. Weise, Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1999, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of July, 1999.



                                                        /s/SCOTT E. HANSEN
                                                        ------------------
                                                        Scott E. Hansen


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Joyce J. Jones, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Scott E. Hansen, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                        /s/JOYCE J. JONES
                                                        -----------------
                                                        Notary Public

My Commission Expires:

    July 9, 2002
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Theodore L. Weise, Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1999, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of July, 1999.



                                                        /s/GEORGE W. HEARN
                                                        ------------------
                                                        George W. Hearn


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Joyce J. Jones, a Notary Public in and for said County, in the aforesaid State, do hereby certify that George W. Hearn, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                        /s/JOYCE J. JONES
                                                        -----------------
                                                        Notary Public

My Commission Expires:

    July 9, 2002
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Theodore L. Weise, Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1999, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July 1999.



                                                        /s/FREDERICK W. SMITH
                                                        ---------------------
                                                        Frederick W. Smith


STATE OF TENNESSEE

COUNTY OF SHELBY



         I, June Y. Fitzgerald, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                        /s/JUNE Y. FITZGERALD
                                                        ---------------------
                                                        Notary Public

My Commission Expires:

    December 1, 2002
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, the principal executive officer and a director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1999, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of July, 1999.



                                                        /s/THEODORE L. WEISE
                                                        --------------------
                                                        Theodore L. Weise


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Theodore L. Weise, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                        /s/ANNE R. COLEMAN
                                                        ------------------
                                                        Notary Public

My Commission Expires:

October 24, 2001
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, the principal financial officer of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Theodore L. Weise and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1999, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of July, 1999.



                                                        /s/TRACY G. SCHMIDT
                                                        -------------------
                                                        Tracy G. Schmidt


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Claudia Lack Hite, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Tracy G. Schmidt, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                        /s/CLAUDIA LACK HITE
                                                        --------------------
                                                        Notary Public

My Commission Expires:

  November 21, 2000
----------------------

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, the principal accounting officer of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Theodore L. Weise and Tracy G. Schmidt, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1999, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of July, 1999.



                                                        /s/MICHAEL W. HILLARD
                                                        ---------------------
                                                        Michael W. Hillard


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Delores M. Wolfmeyer, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Michael W. Hillard, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

                                                        /s/DELORES M. WOLFMEYER
                                                        -----------------------
                                                        Notary Public

My Commission Expires:

     9/26/2000
----------------------